VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated August 28, 2012

The following replaces the information in the section entitled “Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of August 31, 2012, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information presented is current as of June 30, 2012.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Christopher S. Adams
Registered Investment Companies	5	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$141.1 million	0	$0
Francis X. Morris
Registered Investment Companies	12	$3.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	14	$141.2 billion	0	$0
Michael S. Morris
Registered Investment Companies	5	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$141.1 million	0	$0
Donald G. Padilla
Registered Investment Companies	5	$1.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$141.1 million	0	$0
Jeffrey S. Van Harte
Registered Investment Companies	14	$6.3 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	51	$7.2 billion	5	$653.4 million
Christopher J. Bonavico
Registered Investment Companies	19	$8.19 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	70	$9.22 billion	5	$653.4 million
Daniel J. Prislin
Registered Investment Companies	14	$6.3 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	53	$7.2 billion	5	$653.4 million
Kenneth F. Broad
Registered Investment Companies	6	$2.8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	25	$1.8 billion	2	$209.6 million
Patrick G. Fortier
Registered Investment Companies	2	$870.1 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$1.2 billion	0	$0
Gregory M. Heywood
Registered Investment Companies	2	$870.1 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$1.2 billion	0	$0
Christopher M. Ericksen
Registered Investment Companies	13	$6.2 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	43	$6.4 billion	3	$443.8 million
Van Tran
Registered Investment Companies	1	$840.7 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$36.6 million	0	$0
Ian D. Ferry
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following information replaces the section entitled “Portfolio Managers – Compensation Structure – Bonus — Messrs. Van Harte, Prislin, Broad, Bonavico, Ericksen, Fortier, and Heywood and Ms. Tran”:

Bonus — Messrs. Van Harte, Prislin, Broad, Bonavico, Ericksen, Fortier, Heywood, and Ferry and Ms. Tran: Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for five successive rolling-12-month periods. An average is taken of the 5-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The Focus Growth team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009 and is paid into a deferred compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the Focus Growth team manages for alignment of interest purposes.

Please keep this Supplement for future reference.

This Supplement is dated December 28, 2012.